UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – May 15, 2017

WEST PHARMACEUTICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Herman O. West Drive, Exton, PA		19341-0645
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code: 610-594-2900

Not Applicable
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 15, 2017, West Pharmaceutical Services, Inc. (the "Company") issued a press release announcing that its Board of Directors has approved a third-quarter 2017 dividend of $0.13 per share. The dividend will be paid on August 2, 2017, to shareholders of record as of July 19, 2017.

The Company also announced that management will be presenting an overview of the business at the following investor conferences:

•	Bank of America Merrill Lynch 2017 Health Care Conference in Las Vegas, Nevada on May 17, 2017 at 10:00 AM Pacific Daylight Time;

•	2017 UBS Global Healthcare Conference in New York, New York on May 23, 2017 at 2:00 PM Eastern Daylight Time; and

•	Jefferies 2017 Global Healthcare Conference in New York, New York on June 6, 2017 at 8:30 AM Eastern Daylight Time.

A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

A copy of the Company's presentation materials from these conferences will be available through the Investors link at the Company's website, http://www.westpharma.com, and is also attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in this report (including the exhibits attached hereto) is being furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of that section, nor will it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit 99.1	West Pharmaceutical Services, Inc. Press Release, dated May 15, 2017.
	Exhibit 99.2	West Pharmaceutical Services, Inc. Investor Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ William J. Federici
William J. Federici
Senior Vice President and Chief Financial Officer

May 17, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	West Pharmaceutical Services, Inc. Press Release, dated May 15, 2017.
99.2	West Pharmaceutical Services, Inc. Investor Presentation.

4